Exhibit 10.2

FIRST AMENDMENT TO

RENEWABLE INNOVATIONS, INC.

LINE OF CREDIT PROMISSORY NOTE

This First Amendment to Renewable Innovations Line of Credit Promissory Note (this “Amendment”) is entered into on August 30, 2023 (the “Effective Date”) by and between Renewable Innovations, Inc., a Nevada corporation (the “Company”) and Robert L. Mount (the “Holder”). Each of the Company and Holder may be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Line of Credit Promissory Note dated April 28, 2023 (the “Original Note”);

WHEREAS, the Parties desire to amend the Original Note as set forth in this Amendment;

WHEREAS, capitalized terms not defined in this Amendment shall have the meaning assigned to them in the Original Note.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. The “Maximum Amount” is hereby increased from $350,000 to $500,000.

2. Other than as set forth herein, the terms and conditions of the Original Note shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have entered into this Amendment on the Effective Date.

“Company”		“Holder”

Renewable Innovations, Inc.,
a Utah corporation

/s/ Lynn Barney		/s/ Robert L. Mount
By:	Lynn Barney	Robert L. Mount
Its:	Chief Financial Officer